                                                                    EXHIBIT 10.4



                      OPTIONS GRANTED TO BOARD OF DIRECTORS





                                                    NUMBER OF       EXERCISE
NAME                     GRANT DATE                  OPTIONS          PRICE
Jack Brooks              June 11, 1998               10,000       $   20.2500

Ron Zech                 June 11, 1998               10,000       $   20.2500

Bill Dawson              August 17, 1998             10,000       $   20.6875